Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of On4 Communications, Inc. (the “Company”) on Form 10-Q for the period ended January 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cameron Robb, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2010

By:        /s/ Cameron Robb
Cameron Robb
President and Chief Executive Officer